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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 15, 1997, in the Registration Statement on Form S-1 (No. 333-23401), as amended, and related Prospectus of 800-JR CIGAR, Inc., dated June 19, 1997 for the registration of 3,000,000 shares of its common stock.

                                        Ernst & Young LLP

MetroPark, New Jersey
June 19, 1997